Exhibit 10.26

This INDEMNIFICATION AGREEMENT, dated as of July 6, 2007 (the “Agreement”), is among Buck Holdings, L.P., a Delaware limited partnership (“Parent”), Dollar General Corporation, a Tennessee corporation (the “Company” and together with Parent, the “Company Entities”) and Kohlberg Kravis Roberts & Co. L.P., a New York limited partnership, and Goldman, Sachs & Co., a New York limited partnership (the “Managers” and each, a “Manager”).  Capitalized terms used herein without definition have the meanings set forth in Section 1 of this Agreement.

RECITALS

A.                                   The Company, Parent and Buck Acquisition Corp., a Tennessee corporation and wholly owned subsidiary of Parent (“Merger Sub”) have entered into a Merger Agreement, dated as of March 11, 2007 (as the same may be amended from time to time in accordance with its terms, the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into the Company, with the Company being the surviving corporation of the merger (the “Merger”).

B.                                     In connection with the Merger, Affiliates of each of the Managers (such Affiliates, the “Investors”) have entered into equity commitment letters with Parent or one of its Affiliates, pursuant to which they have agreed to purchase limited partnership interests in Parent.

C.                                     The Investors, along with certain co-investors, have entered into an Amended and Restated Limited Partnership Agreement of Parent (as the same may be amended from time to time in accordance with the terms thereof, the “Partnership Agreement”), dated as the date hereof, setting forth certain agreements with respect to, among other things, the management of Parent and transfers of its limited partnership units in various circumstances.

D.                                    In order to finance the Merger and related transactions, the Managers have assisted Parent in arranging to sell limited partnership units to the Investors and to certain co-investors, including such other limited partners of Parent as are listed in the signature pages of the Partnership Agreement (the “Equity Offering”).

E.                                      In order to finance the Merger, the Company and/or one or more of its wholly-owned Subsidiaries intend to (i) enter into a senior secured asset-based revolving credit facility, (ii) enter into a senior secured term loan facility, and (iii) to issue senior cash-pay notes, senior toggle notes and senior subordinated notes (the “Notes Offering”) (collectively, the “Financings”), which Financings have been facilitated and arranged with the assistance of the Managers.

F.                                      The Company or one or more of its Subsidiaries or Affiliates from time to time in the future may (i) offer and sell or cause to be offered and sold equity or debt securities (such offerings, collectively, the “Subsequent Offerings”), including without limitation (a) offerings of shares of capital stock of the Company or any of its Subsidiaries, and/or options to purchase such shares to employees, directors and consultants of and to the Company or any of its Subsidiaries (any such offering, a “Management Offering”), and (b) one or more offerings of debt securities for the purpose of refinancing any indebtedness of the Company or any of its Subsidiaries or for other corporate purposes, and (ii) repurchase, redeem or otherwise acquire certain securities of the Company or any of its Subsidiaries or engage in recapitalization or structural reorganization transactions relating thereto (any such repurchase, redemption, acquisition, recapitalization or reorganization, a “Redemption”), in each case subject to the terms and conditions of the Partnership Agreement and any other applicable agreement, which offerings and/or Redemptions are expected to be arranged and facilitated through the services of the Managers as provided herein and pursuant to the terms of that certain letter agreement between the Managers and the Company Entities, dated as of the date hereof (the “Management Agreement”).

G.                                     The parties hereto recognize the possibility that claims might be made against and liabilities incurred by the Managers or related Persons or Affiliates under applicable securities laws or otherwise in connection with the Transactions or the Securities Offerings, or relating to other actions or omissions of or by members of the Company Group, or relating to the provision of financial advisory, investment banking, monitoring and management consulting services (the “Transaction Services”) to the Company Group by the Managers or Affiliates thereof, and the parties hereto accordingly wish to provide for the Managers and related Persons and Affiliates to be indemnified in respect of any such claims and liabilities.

H.                                    The parties hereto recognize that claims might be made against and liabilities incurred by directors and officers of any member of the Company Group in connection with their acting in such capacity, and accordingly wish to provide for such directors and officers to be indemnified to the fullest extent permitted by law in respect of any such claims and liabilities.

NOW, THEREFORE, in consideration of the foregoing premises, and the mutual agreements and covenants and provisions herein set forth, the parties hereto hereby agree as follows:

1.                                       Definitions.

(a)                                 “Affiliate” means, with respect to any Person, (i) any other Person directly or indirectly Controlling, Controlled by or under common Control with, such Person, (ii) any Person directly or indirectly owning or Controlling 10% or more of any class of outstanding voting securities of such Person or (iii) any officer, director, general partner, limited partner or trustee of any such Person described in clause (i) or (ii).  “Control” of any Person shall consist of the power to direct the management and policies of such Person (whether through the ownership of voting securities, by contract, as trustee or executor, or otherwise).

(b)                                “Change in Control” means (i) the sale of all or substantially all of the assets of Parent to any Person (or group of Persons acting in concert), other than to (x) the Investors or their Affiliates or (y) any employee benefit plan (or trust forming a part thereof) maintained by Parent or its Affiliates or other Person of which a majority of its voting power or other equity securities is owned, directly or indirectly, by Parent; or (ii) a merger, recapitalization or other sale by Parent, the Investors or any of their respective Affiliates, to a Person (or group of Persons acting in concert) of equity interests that results in more than 50% of the equity interests of Parent (or any resulting company after a merger) being held by a Person (or group of Persons acting in concert) that does not include (x) the Investors or their Affiliates or (y) an employee benefit plan (or trust forming a part thereof) maintained by Parent or its Affiliates or other Person of which a majority of its voting power or other equity securities is owned, directly or indirectly, by Parent; in any event, which results in the Investors and their Affiliates or such employee benefit plan ceasing to hold the ability to elect a majority of the members of the board of managers of the general partner of Parent holding a majority of the votes thereon.

(c)                                 “Claim” means, with respect to any Indemnitee, any claim by or against such Indemnitee involving any Obligation with respect to which such Indemnitee may be entitled to be indemnified by any member of the Company Group under this Agreement.

(d)                                “Commission” means the United States Securities and Exchange Commission or any successor entity thereto.

(e)                                 “Company Group” means Buck Holdings, LLC, Parent, the Company and any of their Subsidiaries or Affiliates.

(f)                                   “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(g)                                “Expenses” means all attorneys’ fees and expenses, retainers, court, arbitration and mediation costs, transcript costs, fees of experts, bonds, witness fees, costs of collecting and producing documents, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, appealing or otherwise participating in a Proceeding.

(h)                                “Indemnitee” means each of the Managers,  their respective Affiliates, their respective successors and assigns, and the respective directors, officers, partners,

members, employees, agents, advisors, consultants, representatives and controlling persons (within the meaning of the Securities Act) of each of them, or of their partners, members and controlling persons, and each other person who is or becomes a director or an officer of any member of the Company Group, in each case irrespective of the capacity in which such person acts.

(i)                                    “Obligations” means, collectively, any and all claims, obligations, liabilities, causes of actions, Proceedings, investigations, judgments, decrees, losses, damages (including punitive and exemplary damages), fees, fines, penalties, amounts paid in settlement, costs and Expenses (including without limitation interest, assessments and other charges in connection therewith and disbursements of attorneys, accountants, investment bankers and other professional advisors), in each case whether incurred, arising or existing with respect to third parties or otherwise at any time or from time to time.

(j)                                    “Person” means an individual, corporation, limited liability company, limited or general partnership, trust or other entity, including a governmental or political subdivision or an agency or instrumentality thereof.

(k)                                 “Proceeding” means a threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including without limitation a claim, demand, discovery request, formal or informal investigation, inquiry, administrative hearing, arbitration or other form of alternative dispute resolution, including an appeal from any of the foregoing.

(l)                                    “Public Offering” means the first day as of which (i) sales of shares of Registrable Securities of the IPO Corporation (as such terms are defined in the Partnership Agreement) are made to the public in the United States pursuant to an underwritten public offering led by one or more underwriters at least one of which is an underwriter of nationally recognized standing or (ii) the board of directors of the Company has determined that such shares otherwise have become publicly-traded for this purpose.

(m)                              “Related Document” means any agreement, certificate, instrument or other document to which any member of the Company Group may be a party or by which it or any of its properties or assets may be bound or affected from time to time relating in any way to the Transactions or any Securities Offering or any of the transactions contemplated thereby, including without limitation, in each case as the same may be amended from time to time, (i) any registration statement filed by or on behalf of any member of the Company Group with the Commission in connection with the Transactions or any Securities Offering, including all exhibits, financial statements and schedules appended thereto, and any submissions to the Commission in connection therewith, (ii) any prospectus, preliminary, free-writing or otherwise, included in such registration statements or otherwise filed by or on behalf of any member of the Company Group in connection with the Transactions or any Securities Offering or used to offer or confirm sales of their respective securities in any Securities Offering, (iii) any private placement or offering memorandum or circular, information statement or other information or materials distributed by or on behalf of any member of the Company Group or any placement agent or underwriter in connection with the Transactions or any Securities Offering, (iv) any federal, state or foreign securities law or other governmental or regulatory filings or applications made in connection with any Securities Offering, the Transactions or any of the transactions contemplated thereby, (v) any dealer-manager, underwriting, subscription, purchase, stockholders, option or registration rights agreement or plan entered into or adopted by any member of the Company Group in connection with any Securities Offering, (vi) any purchase, repurchase, redemption, recapitalization or reorganization or other agreement entered into by any member of the Company Group in connection with any Redemption, or (vii) any quarterly, annual or current reports or other filing filed, furnished or supplementally provided by any member of the Company Group with or to the Commission or any securities exchange, including all exhibits, financial statements and schedules appended thereto, and any submission to the Commission or any securities exchange in connection therewith.

(n)                                “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(o)                                “Securities Offerings” means the Equity Offering, the Notes Offering, any Management Offering, and any Subsequent Offering.

(p)                                “Subsidiary” means each corporation or other Person in which a Person owns or Controls, directly or indirectly, capital stock or other equity interests representing more than 50% of the outstanding voting stock or other equity interests.

(q)                                “Transactions” means the Merger, the Equity Offering, the Financings and transactions for which Transaction Services are provided.

2.                                       Indemnification.

(a)                                 Each of the Company Entities (each an “Indemnifying Party” and collectively the “Indemnifying Parties”), jointly and severally, agrees to indemnify, defend and hold harmless each Indemnitee:

(i)                                     from and against any and all Obligations, whether incurred with respect to third parties or otherwise, in any way resulting from, arising out of or in connection with, based upon or relating to (A) the Securities Act, the Exchange Act or any other applicable securities or other laws, in connection with any Securities Offering, the Financings, any Related Document or any of the

transactions contemplated thereby, (B) any other action or failure to act of any member of the Company Group or any of their predecessors, whether such action or failure has occurred or is yet to occur or any obligation of any member of the Company Group or any of their predecessors, or (C) the performance by the Managers or any of their respective Affiliates of Transaction Services for any member of the Company Group (whether performed prior to the date hereof, hereafter, pursuant to the Management Agreement or otherwise);

(ii)                                  to the fullest extent permitted by the law specified herein as governing this Agreement, by the law of the place of organization of an Indemnifying Party, or by any other applicable law in effect as of the date hereof or as amended to increase the scope of permitted indemnification, whichever is greater (except, with respect to any Indemnifying Party, to the extent that such indemnification may be prohibited by the law of the place of organization of such Indemnifying Party), from and against any and all Obligations whether incurred with respect to third parties or otherwise, in any way resulting from, arising out of or in connection with, based upon or relating to (A) the fact that such Indemnitee is or was a director or an officer of any member of the Company Group or is or was serving at the request of such corporation as a director, officer, member, employee or agent of or advisor or consultant to another corporation, partnership, joint venture, trust or other enterprise or (B) any breach or alleged breach by such Indemnitee of his or her fiduciary duty as a director or an officer of any member of the Company Group; and

(iii)                               to the fullest extent permitted by the law specified herein as governing this Agreement, by the law of the place of organization of an Indemnifying Party, or by any other applicable law in effect as of the date hereof or as amended to increase the scope of permitted indemnification, whichever is greater (except, with respect to any Indemnifying Party, to the extent that such indemnification may be prohibited by the law of the place of organization of such Indemnifying Party), who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including any action by or in the right of, or relating to, the Company Group, including any past, current or future litigation relating to the Transactions or its equity ownership in the Company Group), by reason of any actions or omissions or alleged acts or omissions arising out of such Indemnitee’s activities either on behalf of the Company Group or in furtherance of the interests of the Company Group or arising out of or in connection with its purchase and/or ownership of equity interests in the Company Group or its involvement in the Transactions, from and against any and all Obligations; provided, that such Indemnitee was not guilty of gross negligence, fraud, a willful breach of this Agreement or a willful illegal act;

in each case including but not limited to any and all fees, costs and Expenses (including without limitation fees and disbursements of attorneys and other professional advisers) incurred by or on behalf of any Indemnitee in asserting, exercising or enforcing any of its rights, powers, privileges or remedies in respect of this Agreement or the Management Agreement.

(b)                                Without in any way limiting the foregoing Section 2(a), each of the Indemnifying Parties agrees, jointly and severally, to indemnify, defend and hold harmless each Indemnitee from and against any and all Obligations resulting from, arising out of or in connection with, based upon or relating to liabilities under the Securities Act, the Exchange Act or any other applicable securities or other laws, rules or regulations in connection with (i) the inaccuracy or breach of or default under any representation, warranty, covenant or agreement in any Related Document, (ii) any untrue statement or alleged untrue statement of a material fact contained in any Related Document or (iii) any omission or alleged omission to state in any Related Document a material fact required to be stated therein or necessary to make the statements therein not misleading.  Notwithstanding the foregoing, the Indemnifying Parties shall not be obligated to indemnify such Indemnitee from and against any such Obligation to the extent that such Obligation arises out of or is based upon an untrue statement or omission made in such Related Document in reliance upon and in conformity with written information furnished to the Indemnifying Parties, as the case may be, in an instrument duly executed by such Indemnitee and specifically stating that it is for use in the preparation of such Related Document.

(c)                                 Without limiting the foregoing, in the event that any Proceeding is initiated by an Indemnitee or any member of the Company Group to enforce or interpret this Agreement or any rights of such Indemnitee to indemnification or advancement of expenses (or related Obligations of such Indemnitee) under any member of the Company Group’s certificate of incorporation or bylaws (or similar organizational documents), any other agreement to which such Indemnitee and any member of the Company Group are party, any vote of directors of any member of the Company Group, the Tennessee Business Corporation Act, any other applicable law or any liability insurance policy, the Indemnifying Parties shall indemnify such Indemnitee against all costs and Expenses incurred by such Indemnitee or on such Indemnitee’s behalf in connection with such Proceeding, whether or not such Indemnitee is successful in such Proceeding, except to the extent that the court presiding over such Proceeding determines that material assertions made by such Indemnitee in such proceeding were in bad faith or were frivolous.

3.                                       Contribution.

(a)                                 If for any reason the indemnity provided for in Section 2(a) is unavailable or is insufficient to hold harmless any Indemnitee from any of the Obligations covered by such indemnity, then the Indemnifying Parties, jointly and severally, shall contribute to the amount paid or payable by such Indemnitee as a result of such Obligation in such proportion as is appropriate to reflect (i) the relative fault of each member of the Company Group, on the one hand, and such Indemnitee, on the other, in connection with the state of facts giving rise to such Obligation, (ii) if such Obligation results from, arises out of, is based upon or relates to the Transactions or any Securities Offering, the relative benefits received by each member of the Company Group, on the one hand, and such Indemnitee, on the other, from such Transaction or Securities Offering and (iii) if required by applicable law, any other relevant equitable considerations.

(b)                                If for any reason the indemnity specifically provided for in Section 2(b) is unavailable or is insufficient to hold harmless any Indemnitee from any of the Obligations covered by such indemnity, then the Indemnifying Parties, jointly and severally, shall contribute to the amount paid or payable by such Indemnitee as a result of such Obligation in such proportion as is appropriate to reflect (i) the relative fault of each of the members of the Company Group, on the one hand, and such Indemnitee, on the other, in connection with the information contained in or omitted from any Related Document, which inclusion or omission resulted in the inaccuracy or breach of or default under any representation, warranty, covenant or agreement therein, or which information is or is alleged to be untrue, required to be stated therein or necessary to make the statements therein not misleading, (ii) the relative benefits received by the members of the Company Group, on the one hand, and such Indemnitee, on the other, from such Transaction or Securities Offering and (iii) if required by applicable law, any other relevant equitable considerations.

(c)                                 For purposes of Section 3(a), the relative fault of each member of the Company Group, on the one hand, and of an Indemnitee, on the other, shall be determined by reference to, among other things, their respective relative intent, knowledge, access to information and opportunity to correct the state of facts giving rise to such Obligation.  For purposes of Section 3(b), the relative fault of each of the members of the Company Group, on the one hand, and of an Indemnitee, on the other, shall be determined by reference to, among other things, (i) whether the included or omitted information relates to information supplied by the members of the Company Group, on the one hand, or by such Indemnitee, on the other, (ii) their respective relative intent, knowledge, access to information and opportunity to correct such inaccuracy, breach, default, untrue or alleged untrue statement, or omission or alleged omission, and (iii) applicable law.  For purposes of Section 3(a) or 3(b), the relative benefits received by each member of the Company Group, on the one hand, and an Indemnitee, on the other, shall be determined by weighing the direct monetary proceeds to the Company Group, on the one hand, and such Indemnitee, on the other, from such Transaction or Securities Offering.

(d)                                The parties hereto acknowledge and agree that it would not be just and equitable if contributions pursuant to Section 3(a) or 3(b) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in such respective Section.  No Indemnifying Party shall be liable under Section 3(a) or 3(b), as applicable, for contribution to the amount paid or payable by any Indemnitee except to the extent and under such circumstances such Indemnifying Party would have been liable to indemnify, defend and hold harmless such Indemnitee under the corresponding Section 2(a) or 2(b), as applicable, if such indemnity were enforceable under applicable law.  No Indemnitee shall be entitled to contribution from any Indemnifying Party with respect to any Obligation covered by the indemnity specifically provided for in Section 2(b) in the event that such Indemnitee is finally determined to be guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such Obligation and the Indemnifying Parties are not guilty of such fraudulent misrepresentation.

4.                                       Indemnification Procedures.

(a)                                 Whenever any Indemnitee shall have actual knowledge of the assertion of a Claim against it, such Indemnitee shall notify the appropriate member of the Company Group in writing of the Claim (the “Notice of Claim”) with reasonable promptness after such Indemnitee has such knowledge relating to such Claim; provided the failure or delay of such Indemnitee to give such Notice of Claim shall not relieve any Indemnifying Party of its indemnification obligations under this Agreement except to the extent that such omission results in a failure of actual notice to it and it is materially injured as a result of the failure to give such Notice of Claim.  The Notice of Claim shall specify all material facts known to such Indemnitee relating to such Claim and the monetary amount or an estimate of the monetary amount of the Obligation involved if such Indemnitee has knowledge of such amount or a reasonable basis for making such an estimate.  The Indemnifying Parties shall, at their expense, undertake the defense of such Claim with attorneys of their own choosing reasonably satisfactory in all respects to such Indemnitee, subject to the right of such Indemnitee to undertake such defense as hereinafter provided.  An Indemnitee may participate in such defense with counsel of such Indemnitee’s choosing at the expense of the Indemnifying Parties.  In the event that the Indemnifying Parties do not undertake the defense of the Claim within a reasonable time after such Indemnitee has given the Notice of Claim, or in the event that such Indemnitee shall in good faith determine that the defense of any claim by the Indemnifying Parties is inadequate or may conflict with the interest of any Indemnitee (including without limitation, Claims brought by or on behalf of any member of the Company Group), such Indemnitee may, at the expense of the Indemnifying Parties and after giving notice to the Indemnifying Parties of such action, undertake the defense of the Claim and compromise or settle the Claim, all for the account of and at the risk of the Indemnifying Parties.  In the defense of any Claim against an Indemnitee, no Indemnifying Party shall, except with the prior written consent of such Indemnitee, consent to entry of any judgment or enter into any settlement that includes any injunctive or other non-monetary relief or any payment of money by such Indemnitee, or that does not include as an unconditional term thereof the giving by the Person or Persons asserting such Claim to such Indemnitee of an unconditional release from all liability on any of the matters that are the subject of such Claim and an acknowledgement that such Indemnitee denies all wrongdoing in connection with such matters.  The Indemnifying Parties shall not be obligated to indemnify an Indemnitee against amounts paid in settlement of a Claim if such settlement is effected by such Indemnitee without the prior written consent of the Company (on behalf of all Indemnifying Parties), which shall not be unreasonably withheld.  In each case, each Indemnitee seeking indemnification hereunder will cooperate with the Indemnifying Parties, so long as an Indemnifying Party is conducting the defense of the Claim, in the preparation for and the prosecution of the defense of such Claim, including making available evidence within the control of such Indemnitee, as the case may be, and persons needed as witnesses who are employed by such Indemnitee, as the case may be, in each case as reasonably needed for such defense and at cost, which cost, to the extent reasonably incurred, shall be paid by the Indemnifying Parties.

(b)                                An Indemnitee shall notify the Indemnifying Parties in writing of the amount requested for advances (“Notice of Advances”).  The Indemnifying Parties hereby agree to advance reasonable costs and Expenses incurred by any Indemnitee in connection with any Claim (but not for any Claim initiated or brought voluntarily by an Indemnitee other than a Proceeding pursuant to Section 2(c)) in advance of the final disposition of such Claim without regard to whether such Indemnitee will ultimately be entitled to be indemnified for such costs and expenses upon receipt of an undertaking by or on behalf of such Indemnitee to repay amounts so advanced if it shall ultimately be determined in a decision of a court of competent jurisdiction from which no appeal can be taken that such Indemnitee is not entitled to be indemnified by the Indemnifying Parties as authorized by this Agreement.  The Indemnifying Parties shall make payment of such advances no later than 10 days after the receipt of the Notice of Advances.

(c)                                 An Indemnitee shall notify the Indemnifying Parties in writing of the amount of any Claim actually paid by such Indemnitee (the “Notice of Payment”).  The amount of any Claim actually paid by such Indemnitee shall bear simple interest at the rate equal to the JPMorgan Chase Bank, N.A. prime rate as of the date of such payment plus 2% per annum, from the date the Indemnifying Parties receive the Notice of Payment to the date on which any Indemnifying Party shall repay the amount of such Claim plus interest thereon to such Indemnitee.  The Indemnifying Parties shall make indemnification payments to such Indemnitee no later than 30 days after receipt of the Notice of Payment.

(d)                                Independent Legal Counsel.  If there has not been a Change in Control, independent legal counsel shall be selected by the board of directors of the Company and approved by such Indemnitee (which approval shall not be unreasonably withheld or delayed).  If there has been a Change in Control, independent legal counsel shall be selected by such Indemnitee and approved by the Company (which approval shall not be unreasonably withheld or delayed).  The Indemnifying Parties shall pay the fees and expenses of independent legal counsel and indemnify independent legal counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to its engagement.

5.                                       Certain Covenants.  The rights of each Indemnitee to be indemnified under any other agreement, document, certificate or instrument or applicable law are independent of and in addition to any rights of such Indemnitee to be indemnified under this Agreement.  The rights of each Indemnitee and the obligations of the Indemnifying Parties hereunder shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnitee.  Following the Transactions, each of the Company Entities, and each of their corporate successors, shall implement and maintain in full force and effect any and all corporate charter and by-law (or similar organizational document) provisions that may be necessary or appropriate to enable it to carry out its obligations hereunder to the fullest extent permitted by applicable law, including without limitation a provision of its certificate of incorporation (or similar organizational document) eliminating liability of a director for breach of fiduciary duty to the fullest extent permitted by applicable law, as amended from time to time.  So long as the Company or any other member of the Company Group maintains liability insurance for any directors, officers, employees or agents of any such Person, the Indemnifying Parties shall ensure that each Indemnitee serving in such capacity is covered by such insurance in such a manner as to provide such Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company’s and the Company Group’s then current directors and officers.

6.             Notices.  All notices and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage prepaid and return receipt requested), telecopier, overnight courier or hand delivery, as follows:

(a)  If to Parent, to:

Buck Holdings, L.P.

c/o KKR 2006 Fund, L.P.

2800 Sand Hill Road, Suite 200

Menlo Park, California  94025

Attention:  Michael Calbert

Fax: (650) 233-6548

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Attention: Marni Lerner, Esq.

Fax: (212) 455-2502

(b) If to the Company:

Dollar General Corporation

100 Mission Ridge

Goodlettsville, Tennessee 37072

Attention: Susan S. Lanigan Esq.

Fax: (615) 855-5180

(c)  If to the Managers, as applicable, to:

Kohlberg Kravis Roberts & Co. L.P.

2800 Sand Hill Road, Suite 200

Menlo Park, California  94025

Attention:  Michael Calbert

Fax: (650) 233-6548

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Attention: Marni Lerner, Esq.

Fax: (212) 455-2502

or

Goldman, Sachs & Co.

85 Broad Street

New York, New York 10004

Attention: Adrian Jones

Fax: (212) 357-5505

with a copy (which shall not constitute notice) to:

Fried, Frank, Harris, Shriver & Jacobson LLP

One New York Plaza

New York, New York 10004

Attention:  Robert C. Schwenkel, Esq.

Brian Mangino, Esq.

Fax: (212) 859-4000

or to such other address or such other person as the Company Entities or the applicable Manager shall have designated by notice to the other parties hereto.  All communications hereunder shall be effective upon receipt by the party to which they are addressed.

7.                                       Governing Law; Jurisdiction, Waiver of Jury Trial.  This Agreement shall be governed in all respects, including validity, interpretation and effect, by the law of the State of New York, regardless of the law that might be applied under principles of conflict of laws to the extent such principles would require or permit the application of the laws of another jurisdiction.  Each of the parties hereto irrevocably and unconditionally (a) agrees that any legal suit, action or proceeding brought by any party hereto arising out of or based upon this Agreement or the transactions contemplated hereby may be brought in any court of the State of New York or Federal District Court for the Southern District of New York located in the City, County and State of New York (each, a “New York Court”), (b) waives, to the fullest extent that it may effectively do so, any objection that it may now or hereafter have to the laying of venue of any such proceeding brought in a New York Court, and any claim that any such action or proceeding brought in a New York Court has been brought in an inconvenient forum, (c) submits to the non-exclusive jurisdiction of any New York Court in any suit, action or proceeding and (d) ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE HEREBY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT.  With respect to clause (d) of the immediately preceding sentence, each of the parties hereto acknowledges and certifies that (i) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the waiver contained therein, (ii) it understands and has considered the implications of such waiver, (iii) it makes such waiver voluntarily and (iv) it has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications contained in this Section 7.

8.                                       Severability.  If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

9.                                       Successors; Binding Effect.  Each Indemnifying Party will require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business and assets of such Indemnifying Party, by agreement in form and substance satisfactory to the Managers and their counsel, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that such Indemnifying Party would be required to perform if no such succession had taken place.  This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and permitted assigns, and each other Indemnitee, but neither this Agreement nor any right, interest or obligation hereunder shall be assigned, whether by operation of law or otherwise, by the Company without the prior written consent of the Managers.

10.                                 Miscellaneous.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  This Agreement is not intended to confer any right or remedy hereunder upon any Person other than each of the parties hereto and their respective successors and permitted assigns and each other Indemnitee.  No amendment, modification, supplement or discharge of this Agreement, and no waiver hereunder shall be valid and binding unless set forth in writing and duly executed by the party or other Indemnitee against whom enforcement of the amendment, modification, supplement or discharge is sought.  Neither the waiver by any of the parties hereto or any other Indemnitee of a breach of or a default under any of the provisions of this Agreement, nor the failure by any party hereto or any other Indemnitee on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right, powers or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any provisions hereof, or any rights, powers or privileges hereunder.  The rights, indemnities and remedies herein provided are cumulative and are not exclusive of any rights, indemnities or remedies that any party or other Indemnitee may otherwise have by contract, at law or in equity or otherwise.  This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement by their authorized representatives as of the date first above written.

KOHLBERG KRAVIS ROBERTS & CO. L.P.

By:	/s/ Michael H. Calbert
Name: Michael H. Calbert
Title:

GOLDMAN, SACHS & CO.

By:	/s/ John E. Bowman
Name: John E. Bowman
Title: Managing Director

BUCK HOLDINGS, L.P.

By: Buck Holdings, LLC, its general partner

By:	/s/ Michael H. Calbert
Name: Michael H. Calbert
Title:

DOLLAR GENERAL CORPORATION

By:	/s/ David Tehle
Name: David Tehle
Title: Executive Vice President and Chief Financial Officer

Indemnification Agreement – Signature Page